                          EXHIBIT INDEX


    Following is the list of Exhibits, as required by Item
601 of Regulation S-K, filed as a part of this Annual Report on Form 10-K, including Exhibits incorporated herein by reference
(1):

Exhibit No.
(Regulation S-K
   Item 601
Designation)                Exhibits
________________            ________


(3) Articles of Incorporation and Bylaws:

    (i)       1-- Restated Certificate of Incorporation of
                  the Registrant under Section 807 of the
                  Business Corporation Law, filed August
                  14, 1989.  ((1); Exhibit (3)1)

    (i)       2-- Certificate of Amendment to the
                  Certificate of Incorporation of the
                  Registrant under Section 805 of the
                  Business Corporation Law, filed April 5,
                  1990.  ((1); Exhibit (3)2)

    (i)       3-- Certificate of Amendment to the
                  Certificate of Incorporation of the
                  Registrant under Section 805 of the
                  Business Corporation Law, filed October
                  19, 1993 ((1); Exhibit (3)3)

    (ii)      1-- Bylaws in effect on the date of this
                  Report.

(4) Instruments defining the rights of security holders, including indentures (see also Exhibit (3) above):

____________________

    (1) Exhibits which are incorporated by reference to other filings are followed by information contained in parentheses, as follows: The first reference in the parenthesis is a numeral, corresponding to a numeral set forth in the Notes which follow this Exhibit list, which identifies the prior filing in which the Exhibit was physically filed; and the second reference in the parenthesis is to the specific document in that prior filing in which the Exhibit appears.

    *(ii)     1-- Indenture dated January 1, 1927 between
                  the Registrant and American Exchange
                  Irving Trust Company, as Trustee.  ((2);
                  Exhibit (4)(ii)1)

    *(ii)     2-- Supplemental Indenture dated March 1,
                  1935 between the Registrant and Irving
                  Trust Company, as Trustee.  ((2);
                  Exhibit (4)(ii)2)

    *(ii)     3-- Second Supplemental Indenture dated June
                  1, 1937 between the Registrant and
                  Irving Trust Company, as Trustee. ((2);
                  Exhibit (4)(ii)3)

    *(ii)     4-- Third Supplemental Indenture dated April
                  1, 1940 between the Registrant and
                  Irving Trust Company, as Trustee. ((2);
                  Exhibit (4)(ii)4)

    *(ii)     5-- Fourth Supplemental Indenture dated
                  March 1, 1941 between the Registrant and
                  Irving Trust Company, as Trustee. ((2);
                  Exhibit (4)(ii)5)

    *(ii)     6-- Fifth Supplemental Indenture dated
                  December 1, 1950 between the Registrant
                  and Irving Trust Company, as Trustee.
                  ((2); Exhibit (4)(ii)6)

    *(ii)     7-- Sixth Supplemental Indenture dated
                  December 1, 1952 between the Registrant
                  and Irving Trust Company, as Trustee.
                  ((2); Exhibit (4)(ii)7)

    *(ii)     8-- Seventh Supplemental Indenture dated
                  October 1, 1954 between the Registrant
                  and Irving Trust Company, as Trustee.
                  ((2); Exhibit (4)(ii)8)

    *(ii)     9-- Eighth Supplemental Indenture dated May
                  15, 1958 between the Registrant and
                  Irving Trust Company, as Trustee.  ((2);
                  Exhibit (4)(ii)9)

     (ii)     10--      Ninth Supplemental Indenture dated
                        December 1, 1967 between the Registrant
                        and Irving Trust Company, as Trustee.
                        ((2); Exhibit (4)(ii)10)

     (ii)     11--      Tenth Supplemental Indenture dated as of
                        January 15, 1969 between the Registrant
                        and Irving Trust Company, as Trustee.
                        ((3); Exhibit 2.12)

     (ii)     12--      Eleventh Supplemental Indenture dated as
                        of June 1, 1970 between the Registrant
                        and Irving Trust Company, as Trustee.
                        ((4); Exhibit 1.13)

     (ii)     13--      Twelfth Supplemental Indenture dated as
                        of February 1, 1972 between the
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)13)

     (ii)     14--      Thirteenth Supplemental Indenture dated
                        as of April 15, 1974 between the
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)14)

     (ii)     15--      Fourteenth Supplemental Indenture dated
                        as of November 1, 1975 between
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)15)

     (ii)     16--      Fifteenth Supplemental Indenture dated
                        as of June 1, 1977 between Registrant
                        and Irving Trust Company, as Trustee.
                        ((2); Exhibit (4)(ii)16)

     (ii)     17--      Sixteenth Supplemental Indenture dated
                        as of September 15, 1979 between
                        Registrant and Irving Trust Company, as
                        Trustee.  ((4); Exhibit 1.18)

     (ii)     18--      Seventeenth Supplemental Indenture dated
                        as of May 15, 1980 between Registrant
                        and Irving Trust Company, as Trustee.
                        ((5); Exhibit (4)(a)18)

     (ii)     19--      Eighteenth Supplemental Indenture dated
                        as of November 15, 1980 between
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)19)

     (ii)     20--      Nineteenth Supplemental Indenture dated
                        as of August 15, 1981 between Registrant and Irving Trust Company, as Trustee.
                        ((2); Exhibit (4)(ii)20)

     (ii)     21--      Twentieth Supplemental Indenture dated
                        as of September 1, 1982 between
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)21)

     (ii)     22--      Twenty-First Supplemental Indenture
                        dated as of November 22, 1982 between
                        Registrant and Irving Trust Company, as
                        Trustee. ((2); Exhibit (4)(ii)22)

     (ii)     23--      Twenty-Second Supplemental Indenture
                        dated as of May 24, 1984 between
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)23)

     (ii)     24--      Twenty-Third Supplemental Indenture
                        dated as of June 15, 1985 between
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)24)

     (ii)     25--      Twenty-Fourth Supplemental Indenture
                        dated as of September 1, 1986 between
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)25)

     (ii)     26--      Twenty-Fifth Supplemental Indenture
                        dated as of December 1, 1988 between
                        Registrant and Irving Trust Company, as
                        Trustee.  ((2); Exhibit (4)(ii)26)

     (ii)     27--      Twenty-Sixth Supplemental Indenture
                        dated as of May 1, 1991 between
                        Registrant and The Bank of New York, as
                        Trustee.  ((2);  Exhibit (4)(ii)27)

     (ii)     28--      Twenty-Seventh Supplemental Indenture
                        dated as of May 15, 1992 between
                        Registrant and The Bank of New York, as
                        Trustee.  ((2); Exhibit (4)(ii)28); and

                  Prospectus Supplement Dated May 28, 1992
                  (To Prospectus Dated April 13, 1992)
                  relating to $125,000,000 principal
                  amount of First Mortgage Bonds,
                  designated Secured Medium-Term Notes,
                  Series A, and the Prospectus Dated April
                  13, 1992, relating to $125,000,000
                  principal amount of Registrant's debt
                  securities attached thereto, as filed
                  pursuant to Rule 424(b) in connection
                  with Registration Statement No. 33-46624. ((6)(a)), and, as applicable to a tranche of such Secured Medium-Term
                  Notes, one of the following:

                  (a)   Pricing Supplement No. 1, Dated
                        June 4, 1992 (To Prospectus Dated
                        April 13, 1992, as supplemented
                        by a Prospectus Supplement Dated
                        May 28, 1992) filed pursuant to
                        Rule 424(b) in connection with
                        Registration Statement No. 33-46624.  ((6)(b))

                  (b)   Pricing Supplement No. 2, Dated
                        June 4, 1992 (To Prospectus Dated
                        April 13, 1992, as supplemented
                        by a Prospectus Supplement Dated
                        May 28, 1992) filed pursuant to
                        Rule 424(b) in connection with
                        Registration Statement No. 33-46624.  ((6)(c))

                  (c)   Pricing Supplement No. 3, Dated
                        June 4, 1992 (To Prospectus Dated
                        April 13, 1992, as supplemented
                        by a Prospectus Supplement Dated
                        May 28, 1992) filed pursuant to
                        Rule 424(b) in connection with
                        Registration Statement No. 33-46624.  ((6)(d))

                  (d)   Pricing Supplement No. 4, Dated
                        August 20, 1992 (To Prospectus
                        Dated April 13, 1992, as
                        supplemented by a Prospectus
                        Supplement Dated May 28, 1992)
                        filed pursuant to Rule 424(b) in
                        connection with Registration
                        Statement No. 33-46624.  ((6)(e))

                  (e)   Pricing Supplement No. 5, Dated
                        August 20, 1992 (To Prospectus
                        Dated April 13, 1992, as
                        supplemented by a Prospectus
                        Supplement Dated May 28, 1992)
                        filed pursuant to Rule 424(b) in
                        connection with Registration
                        Statement No. 33-46624.  ((6)(f))
                        E-6

                  (f)   Pricing Supplement No. 6, Dated
                        July 26, 1993 (To Prospectus
                        Dated April 13, 1992, as
                        supplemented by a Prospectus
                        Supplement Dated May 28, 1992)
                        filed pursuant to Rule 424(b) in
                        connection with Registration
                        Statement No. 33-46624.  ((6)(g))

                  (g)   Pricing Supplement No. 7, Dated
                        July 26, 1993 (To Prospectus
                        Dated April 13, 1992, as
                        supplemented by a Prospectus
                        Supplement Dated May 28, 1992)
                        filed pursuant to Rule 424(b) in
                        connection with Registration
                        Statement No. 33-46624.  ((6)(h))

     (ii)     29--      Twenty-Eighth Supplemental Indenture
                        dated as of May 1, 1995 between
                        Registrant and The Bank of New York, as
                        Trustee.  ((35); Exhibit (4)(ii)33)

                  Prospectus Supplement Dated May 15, 1995
                  (To Prospectus Dated April 4, 1995)
                  relating to $80,000,000 principal amount of First Mortgage Bonds, designated
                  Secured Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of
                  Registrant's Debt Securities and Common
                  Stock, $5.00 par value, but not in
                  excess of $40 million aggregate initial
                  offering price of such Common Stock and
                  (ii) 250,000 shares of Registrant's
                  Cumulative Preferred Stock, par value
                  $100 per share, which may be issued as
                  1,000,000 shares of Depositary Preferred
                  Shares each representing 1/4 of a share




                        E-7



                  of such Cumulative Preferred Stock
                  attached thereto, as filed pursuant to
                  Rule 424(b) in connection with
                  Registration Statement No. 33-56349).
                  (9)

     (ii)     30--      Indenture, dated as of April 1, 1992,
                        between Registrant and Morgan Guaranty
                        Trust Company of New York, as Trustee.
                        ((7); Exhibit (4)(ii)29); and Prospectus
                        Supplement Dated May 28, 1992 (To
                        Prospectus Dated April 13, 1992)
                        relating to $125,000,000 principal
                        amount of Medium-Term Notes, Series A,
                        and the Prospectus Dated April 13, 1992, relating to $125,000,000 principal amount of Registrant's debt securities attached thereto, as filed pursuant to Rule 424(b) in connection with
                        Registration Statement No. 33-46624.
                        ((8)(a)), and, as applicable to a
                        tranche of such Medium-Term Notes, one
                        of the following:

                  (a)   Pricing Supplement No. 1, Dated
                        June 26, 1992 (To Prospectus
                        Dated April 13, 1992, as
                        supplemented by a Prospectus
                        Supplement Dated May 28, 1992)
                        filed pursuant to Rule 424(b) in
                        connection with Registration
                        Statement No. 33-46624.  ((8)(b))

                  (b)   Pricing Supplement No. 2, Dated
                        October 6, 1993 (To Prospectus
                        Dated April 13, 1992, as
                        supplemented by a Prospectus
                        Supplement Dated May 28, 1992)
                        filed pursuant to Rule 424(b) in
                        connection with Registration
                        Statement No. 33-46624.  ((8)(c))


                        E-8

                  Prospectus Supplement Dated May 15, 1995
                  (To Prospectus Dated April 4, 1995)
                  related to $80,000,000 principal amount
                  of Medium-Term Notes, Series B, and the
                  Prospectus Dated April 4, 1995, relating
                  to (i) $80,000,000 of Registrant's Debt
                  Securities and Common Stock, $5.00 par
                  value, but not in excess of $40 million
                  aggregate initial offering price of such
                  Common Stock and (ii) 250,000 shares of
                  Registrant's Cumulative Preferred Stock,
                  par value $100 per share, which may be
                  issued as 1,000,000 shares of Depositary
                  Preferred Shares each representing 1/4
                  of a share of such Cumulative Preferred
                  Stock attached thereto, as filed
                  pursuant to Rule 424(b) in connection
                  with Registration Statement No. 33-56349).  (10)

     (ii)     31--      Form of the Registrant's 4.85%
                        Promissory Notes.  ((9); Exhibit 1.9)

     (ii)     32--      Participation Agreement, dated as of
                        November 1, 1985, by and between New
                        York State Energy Research and
                        Development Authority and the
                        Registrant.  ((2); Exhibit (4)(ii)31)

     (ii)     33--      The Registrant has entered into certain
                        other instruments with respect to long-term debt of the Registrant. No such instrument relates to securities authorized thereunder which exceed 10% of the total assets of the Registrant and its subsidiaries on a consolidated basis. The Registrant agrees to provide the Commission, upon request, copies of any instruments defining the rights of holders of long-term debt of the Registrant and subsidiaries for which consolidated or unconsolidated financial statements are required to be filed with the Commission.
                        E-9


(10)     Material contracts:

    (i)       1-- Agreement dated October 31, 1968 between
                  the Registrant and Consolidated Edison
                  Company of New York, Inc. and Niagara
                  Mohawk Power Corporation.  ((3); Exhibit
                  5.1)

    (i)       2-- Agreement dated September 22, 1969
                  between Registrant and Algonquin Gas
                  Transmission Company.  ((12); Exhibit
                  5.5)

    (i)       3-- Agreement dated as of April 4, 1977
                  between Registrant, Consolidated Edison
                  Company of New York, Inc., Long Island
                  Lighting Company, New York State
                  Electric & Gas Corporation, Niagara
                  Mohawk Power Corporation, Orange and
                  Rockland Utilities, Inc., Rochester Gas
                  and Electric Corporation and the Power
                  Authority of the State of New York.
                  ((3); Exhibit 5.6)

    (i)       4-- Agreement dated April 27, 1973 between
                  Registrant and the Power Authority of
                  the State of New York.  ((13); Exhibit
                  5.19)

    (i)       5-- Agreement dated July 28, 1975 between
                  Registrant and the Power Authority of
                  the State of New York.  ((14); Exhibit
                  5.18)

    (i)       6-- Agreement dated as of September 22, 1975
                  between Registrant, Niagara Mohawk Power
                  Corporation, Long Island Lighting
                  Company, New York State Electric & Gas
                  Corporation, and Rochester Gas and
                  Electric Corporation.  ((14); Exhibit
                  5.21)

    (i)       7-- Agreement dated November 23, 1976
                  between Registrant and Consolidated
                  Edison Company of New York, Inc.  ((15);
                  Exhibit 5.29)

    (i)       8-- Agreement dated December 29, 1975
                  between Registrant and Niagara Mohawk
                  Power Corporation, Long Island Lighting
                  Company, New York State Electric & Gas
                  Corporation, and Rochester Gas &
                  Electric Corporation.  ((16); Exhibit
                  (10)(i)18)

    (i)       9-- Assignment and Assumption dated as of
                  October 24, 1975 between Registrant and
                  New York State Electric & Gas
                  Corporation.  ((14); Exhibit 5.25)

    (i)       10--      Amendment to Assignment and Assumption
                        dated October 30, 1978 between
                        Registrant and New York State Electric &
                        Gas Corporation.  ((3); Exhibit 5.34)

    (i)       11--      Agreement dated as of May 12, 1977
                        between Registrant and Niagara Mohawk
                        Power Corporation.  ((17); Exhibit 5.34)

    (i)       12--      Agreement, dated May 8, 1980, by and
                        between Registrant and Jersey Central
                        Power & Light Company.  ((18); Exhibit
                        (10)(i)21)

    (i)       13--      Purchase Agreement, dated as of June 1,
                        1980, by and between Registrant and
                        Consolidated Edison Company of New York,
                        Inc.  ((18); Exhibit (10)(i)22)

    (i)       14--      Purchase Agreement, dated as of June 16,
                        1980, by and between Registrant and
                        Philadelphia Electric Company.  ((18);
                        Exhibit (10)(i)23)

    (i)       15--      Purchase Agreement, dated as of June 18,
                        1980, by and between Registrant and
                        Public Service Electric and Gas Company.
                        ((18); Exhibit (10)(i)24)

    (i)       16--      Purchase Agreement, dated as of July 1,
                        1980, by and between Registrant and
                        Connecticut Light and Power Company.
                        ((18); Exhibit (10)(i)25)

    (i)       17--      Letter Amendment Agreement, dated
                        December 16, 1980, by and between
                        Registrant and Niagara Mohawk Power
                        Corporation.  ((18); Exhibit (10)(i)26)

    (i)       18--      Settlement Agreement, dated December 19,
                        1980, by and among the United States
                        Environmental Protection Agency, The
                        Department of Environmental Conservation of the State of New York, The Attorney
                        General of the State of New York, Hudson
                        River Fisherman's Association, Inc.,
                        Scenic Hudson Preservation Conference,
                        Natural Resources Defense Council, Inc.,
                        Registrant, Consolidated Edison Company
                        of New York, Inc., Orange and Rockland
                        Utilities, Inc., Niagara Mohawk Power
                        Corporation and Power Authority of the
                        State of New York.  ((18); Exhibit
                        (10)(i)27)

    (i)       19--      Agreement dated April 2, 1980 by and
                        between Registrant and the Power
                        Authority of the State of New York.
                        ((2); Exhibit (10)(i)24)

    (i)       20--      Purchase Agreement, dated April 19,
                        1983, between Registrant and New York
                        State Electric & Gas Corporation.  ((2);
                        Exhibit (10)(i)29)

    (i)       21--      Transmission Agreement, dated October
                        25, 1983, between Registrant and Niagara
                        Mohawk Power Corporation.  ((2); Exhibit
                        (10)(i)30)

    (i)       22--      Underground Storage Service Agreement,
                        dated June 30, 1982, between Registrant
                        and Penn-York Energy Corporation.  ((2);
                        Exhibit (10)(i)32)

    (i)       23--      Interruptible Transmission Service
                        Agreement, dated December 20, 1983,
                        between Registrant and Power Authority
                        of the State of New York.  ((19);
                        Exhibit (10)(i)33)

    (i)       24--      Agreement, dated December 7, 1983,
                        between Registrant and the Power
                        Authority of the State of New York.
                        ((2); Exhibit (10)(i)34)

    (i)       25--      Specification of Terms and Conditions of
                        Settlement in State of New York Public
                        Service Commission Proceeding - Case
                        29124, dated September 3, 1985. ((2);
                        Exhibit (10)(i)35)

    (i)       26--      Reimbursement Agreement, dated as of
                        November 1, 1985, between Registrant and the Bank named therein. ((2); Exhibit
                        (10)(i)36)

    (i)       27--      General Joint Use Pole Agreement between
                        Registrant and the New York Telephone
                        Company effective January 1, 1986 (not
                        including the Administrative and
                        Operating Practices provisions thereof).
                        ((2); Exhibit (10)(i)37)

    (i)       28--      Agreement, dated June 3, 1985, between
                        Registrant, Consolidated Edison Company
                        of New York, Inc. and the Power

                  Authority of the State of New York
                  relating to Marcy South Real Estate -
                  East Fishkill, New York.  ((2); Exhibit
                  (10)(i)38)

    (i)       29--      Agreement, dated June 11, 1985, between
                        the Registrant and the Power Authority
                        of the State of New York relating to
                        Marcy South Substation - East Fishkill,
                        New York.  ((2); Exhibit (10)(i)39)

    (i)       30--      Agreement, dated as of April 9, 1986,
                        among Registrant, Consolidated Edison
                        Company of New York, Inc., Niagara
                        Mohawk Power Corporation and the Power
                        Authority of the State of New York
                        relating to Real Estate - Roseton/
                        Danskammer.  ((2); Exhibit (10)(i)40)

    (i)       31--      Agreement, dated as of April 9, 1986,
                        between Registrant, for itself and as
                        agent for itself, Niagara Mohawk Power
                        Corporation and Consolidated Edison
                        Company of New York, Inc., and the Power
                        Authority of the State of New York
                        relating to Supplemental Land Use -
                        Roseton/Danskammer.  ((2); Exhibit
                        (10)(i)41)

    (i)       32--      Roseton Amendment Agreement, dated as of
                        September 9, 1987, between Registrant
                        and Niagara Mohawk Power Corporation,
                        for the purchase of interests in the
                        Roseton Steam Electric Generating Plant.
                        ((20); Exhibit (19)(10)(i)76)

    (i)       33--      Agreement dated as of November 20, 1987
                        between Registrant and Consolidated Rail
                        Corporation to transport coal to
                        Danskammer Generating Station. [Certain portions of said Agreement setting forth or relating to pricing provisions are omitted and filed separately with the

                  Securities and Exchange Commission
                  pursuant to a request for confidential
                  treatment under the rules of said
                  Commission.]  ((20); Exhibit
                  (19)(10)(i)83)

    (i)       34--      Reimbursement Agreement, dated as of
                        July 1, 1987, between Registrant and the
                        Bank named therein.  ((20); Exhibit
                        (19)(10)(i)90)

    (i)       35--      First Amendment, dated as of September
                        1, 1987, to the Reimbursement Agreement, dated as of November 1, 1985, between Registrant and the Bank named therein.
                        ((20); Exhibit (19)(10)(i)93)

    (i)       36--      Purchase and Administration Agreement,
                        dated as of November 25, 1987, between
                        Registrant and the finance corporation
                        named therein providing for the sale of
                        Registrant's accounts receivables.
                        ((20); Exhibit (19)(10)(i)95)

    (i)       37--      Contract dated October 5, 1987, between
                        Registrant and Norfolk and Western
                        Railway Company providing for
                        transportation of coal to the Danskammer
                        Plant.  [Certain portions of said
                        Contract setting forth or relating to
                        pricing provisions are omitted and filed separately with the Securities and
                        Exchange Commission pursuant to a
                        request for confidential treatment under the rules of said Commission.] ((20);
                        Exhibit (19)(10)(i)96)

    (i)       38--      Memorandum of Understanding, dated as of
                        March 22, 1988, by and among Registrant,
                        Alberta Northeast Gas, Limited, the
                        Brooklyn Union Gas Company, New Jersey
                        Natural Gas Company and Connecticut


                        E-15
                  Natural Gas Corporation.  ((20); Exhibit
                  (19)(10)(i)98)

    (i)       39--      Agreement for the Sale and Purchase of
                        Coal, dated as of January 1, 1987, among Registrant, Kentucky Carbon Corporation and The Carbon Fuel Sales Company.
                  [Certain portions of said agreement
                  setting forth or relating to pricing
                  provisions are omitted and filed
                  separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((21);
                  Exhibit (28)(10)(i)100)

    (i)       40--      Restatement of Purchase and
                        Administration Agreement, dated as of
                        April 4, 1989, between Registrant and
                        CSW Credit, Inc., amending and restating the Purchase and Administration
                        Agreement, dated as of November 25,
                        1987, between such parties providing for the sale of Registrant's accounts receivables. ((21); Exhibit (28)
                        (10)(i)101)

    (i)       41--      Nine Mile Point Nuclear Station Unit 2
                        Interim Operating Agreement, effective
                        August 22, 1989, between and among
                        Registrant, Niagara Mohawk Power
                        Corporation, Long Island Lighting
                        Company, New York State Electric & Gas
                        Corporation and Rochester Gas and
                        Electric Corporation.  ((22); Exhibit
                        (28)(10)(i)102)

    (i)       42--      Amendment of Nine Mile Point Nuclear
                        Station Unit 2 Interim Operating
                        Agreement, dated as of March 6, 1990,
                        among Registrant, Niagara Mohawk Power
                        Corporation, Long Island Lighting

                        E-16
                  Company, New York State Electric & Gas
                  Corporation and Rochester Gas and
                  Electric Corporation.  ((18); Exhibit
                  (19)(10)(i)99)

    (i)       43--      Amendment No. 2:  One-Year Extension of
                        Nine Mile Point Nuclear Station Unit 2
                        Interim Operating Agreement, dated as of
                  November 27, 1990, among Registrant,
                  Niagara Mohawk Power Corporation, Long
                  Island Lighting Company, New York State
                  Electric & Gas Corporation and Rochester
                  Gas and Electric Corporation.  ((23);
                  Exhibit (19)(10)(i)71)

    (i)       44--      Second Amendment, dated as of July 1,
                        1990, to the Reimbursement Agreement,
                        dated as of November 1, 1985, between
                        Registrant and the Bank named therein.
                        ((23); Exhibit (19)(10)(i)72)

    (i)       45--      First Amendment, dated as of July 1,
                        1990, to the Reimbursement Agreement,
                        dated as of July 1, 1987, between
                        Registrant and the Bank named therein.
                        ((23); Exhibit (19)(10)(i)73)

    (i)       46--      Credit Agreement, dated as of December
                        17, 1990, among Registrant and the Banks named therein. ((23); Exhibit
                        (19)(10)(i)74)

    (i)       47--      Agreement, effective as of November 1,
                        1989, between Columbia Gas Transmission
                        Corporation and Registrant.  ((23);
                        Exhibit (19)(10)(i)75)

    (i)       48--      Agreement, dated as of November 1, 1989,
                        between Columbia Gas Transmission
                        Corporation and Registrant.  ((23);
                        Exhibit (19)(10)(i)77)


                        E-17
    (i)       49--      Agreement, dated as of November 1, 1989,
                        between Columbia Gas Transmission
                        Corporation and Registrant.  ((23);
                        Exhibit (19)(10)(i)78)

    (i)       50--      Agreement, dated as of November 1, 1989,
                        between Columbia Gulf Transmission
                        Company and Registrant.  ((23); Exhibit
                        (19)(10)(i)79)

    (i)       51--      Agreement, dated October 9, 1990,
                        between Texas Eastern Transmission
                        Corporation and Registrant.  ((23);
                        Exhibit (19)(10)(i)80)

    (i)       52--      Agreement, dated July 2, 1990, between
                        Texas Eastern Transmission Corporation
                        and Registrant.  ((23); Exhibit
                        (19)(10)(i)81)

    (i)       53--      Agreement, dated December 28, 1989,
                        between Texas Eastern Transmission
                        Corporation and Registrant.  ((23);
                        Exhibit (19)(10)(i)82)

    (i)       54--      Agreement, dated December 28, 1989,
                        between Texas Eastern Transmission
                        Corporation and Registrant.  ((23);
                        Exhibit (19)(10)(i)83)

    (i)       55--      Agreement, dated November 3, 1989,
                        between Texas Eastern Transmission
                        Corporation and Registrant.  ((23);
                        Exhibit (19)(10)(i)84)

    (i)       56--      Gas Sales Contract, dated as of January
                        1, 1989, between Tennessee Gas Pipeline
                        Company and Registrant.  ((23); Exhibit
                        (19)(10)(i)86)

    (i)       57--      Agreement, effective December 15, 1989,
                        between Algonquin Gas Transmission
                        Company and Registrant.  ((23); Exhibit
                        (19)(10)(i)87)
                        E-18
    (i)       58--      Storage Service Agreement, dated July 1,
                        1989, between CNG Transmission
                        Corporation and Registrant.  ((23);
                        Exhibit (19)(10)(i)91)

    (i)       59--      Agreement dated as of February 7, 1991
                        between Registrant and Alberta Northeast
                        Gas, Limited for the purchase of
                        Canadian natural gas from ATCOR Ltd. to
                        be delivered on the Iroquois Gas
                        Transmission System.  ((23); Exhibit
                        (19)(10)(i)92)

    (i)       60--      Agreement dated as of February 7, 1991
                        between Registrant and Alberta Northeast
                        Gas, Limited for the purchase of
                        Canadian natural gas from AEC Oil and
                        Gas Company, a Division of Alberta
                        Energy Company, Ltd. to be delivered on
                        the Iroquois Gas Transmission System.
                        ((23); Exhibit (19)(10)(i)93)

    (i)       61--      Agreement dated as of February 7, 1991
                        between Registrant and Alberta Northeast
                        Gas, Limited for the purchase of
                        Canadian natural gas from ProGas Limited to be delivered on the Iroquois Gas
                        Transmission System.  ((23); Exhibit
                        (19)(10)(i)94)

    (i)       62--      Agreement No. 2 dated as of February 7,
                        1991 between Registrant and Alberta
                  Northeast Gas, Limited for the purchase
                  of Canadian natural gas from TransCanada
                  Pipelines Limited under Precedent
                  Agreement No. 2 to be delivered on the
                  Iroquois Gas Transmission System.
                  ((23); Exhibit (19)(10)(i)95)

    (i)       63--      Agreement No. 1 dated as of February 7,
                        1991 between Registrant and Alberta
                        Northeast Gas, Limited for the purchase


                        E-19
                  of Canadian natural gas from TransCanada
                  Pipelines Limited under Precedent
                  Agreement No. 1 to be delivered on the
                  Iroquois Gas Transmission System.
                  ((23); Exhibit (19)(10)(i)96)

    (i)       64--      Agreement dated as of February 7, 1991
                        between Registrant and Iroquois Gas
                        Transmission System to transport gas
                        imported by Alberta Northeast Gas,
                        Limited to Registrant. ((23); Exhibit
                        (19)(10)(i)97)

    (i)       65--      Service Agreement, dated September 30,
                        1986, between Registrant and Algonquin
                        Gas Transmission Company, for firm
                        storage transportation under Rate
                        Schedule SS-III.  ((24); Exhibit
                        (19)(10)(i)95)

    (i)       66--      Service Agreement, dated March 12, 1991,
                        between Registrant and Algonquin Gas
                        Transmission Company, for firm
                        transportation of 5,056 dth. of Texas
                        Eastern Transmission Corporation
                        incremental volume.  ((24); Exhibit
                        (19)(10)(i)99)

    (i)       67--      Agreement, dated December 28, 1990 and
                        effective February 5, 1991, between
                        Registrant and National Fuel Gas Supply
                        Corporation for interruptible
                        transportation.  ((24); Exhibit
                        (19)(10)(i)100)

    (i)       68--      Utility Services Contract, effective
                        October 1, 1991, between Registrant and
                        the U.S. Department of the Army, for the provision of natural gas service to the U.S. Military Academy at West Point and
                        Stewart Army Subpost, together with an


                        E-20
                  Amendment thereto, effective October 10,
                  1991.  ((24); Exhibit (19)(10)(i)101)

    (i)       69--      Fuel Oil Supply Contract, effective
                        October 1, 1991, among Sun Oil Trading
                        Company and Registrant, Consolidated
                        Edison Company of New York, Inc. and
                        Niagara Mohawk Power Corporation, for
                        the supply of fuel oil to the Roseton
                        Plant.  [Certain portions of said
                        contract setting forth or relating to
                        pricing provisions are omitted and filed separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((24);
                  Exhibit (19)(10)(i)102)

    (i)       70--      Service Agreement, effective December 1,
                        1990, between Registrant and Texas
                        Eastern Transmission Corporation, for
                        firm transportation service under Rate
                        Schedule FT-1.  ((24); Exhibit
                        (19)(10)(i)103)

    (i)       71--      Service Agreement, dated February 25,
                        1991, between Registrant and Texas
                        Eastern Transmission Corporation, for
                        incremental 5,056 dth. under Rate
                        Schedule CD-1.  ((24); Exhibit
                        (19)(10)(i)104)

    (i)       72--      Agreement, dated November 6, 1991,
                        between Registrant and Mingo Logan Coal
                        Company, for the sale and purchase of
                        coal.  ((24); Exhibit (19)(10)(i)105)

    (i)       73--      Service Agreement, dated January 7,
                        1992, between Registrant and Texas
                        Eastern Transmission Corporation, for
                        the firm transportation of 6,000


                        E-21
                  dth./day under Rate Schedule FTS-5.
                  ((24); Exhibit (19)(10)(i)106)

    (i)       74--      Amendment Nos. 1-4, dated February 21,
                        1989, May 31, 1990, January 8, 1991 and
                        November 20, 1991, respectively, by and
                        between Registrant and Norfolk Southern
                        Railway, to Contract, dated October 5,
                        1987, between Registrant and Norfolk and Western Railway Company, providing for transportation of coal to the Danskammer
                        Plant.  [Certain portions of said
                        amendment 4 setting forth or relating to pricing provisions are omitted and filed separately with the Securities and
                        Exchange Commission pursuant to a
                        request for confidential treatment under the rules of said Commission.] ((24);
                        Exhibit (19)(10)(i)107)

    (i)       75--      Amendment Nos. 1-3, dated August 30,
                        1988, December 10, 1990 (effective
                        December 22, 1990) and January 31, 1992, respectively, to Agreement, dated as of November 20, 1987, between Registrant and Consolidated Rail Corporation to transport coal to Danskammer Generating
                        Station.  [Certain portions of said
                        amendments setting forth or relating to
                        pricing provisions are omitted and filed separately with the Securities and
                        Exchange Commission pursuant to a
                        request for confidential treatment under the rules of said Commission.] ((24);
                        Exhibit (19)(10)(i)108)

    (i)       76--      First Amendment, dated as of November 1,
                        1991, to Agreement for the Sale and
                        Purchase of Coal, dated as of January 1, 1987, among Registrant, Kentucky Carbon
                        Corporation and The Carbon Fuel Sales
                        Company.  [Certain portions of said
                        amendment setting forth or relating to

                        E-22
                  pricing provisions are omitted and filed separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((24);
                  Exhibit (19)(10)(i)109)

    (i)       77--      Agreement of Assignment, Assumption,
                        Consent and Release entered into as of
                        February 29, 1992 by and among Kentucky
                        Carbon Corporation, The Carbon Fuel
                        Sales Company, Massey Coal Sales Company and Registrant. ((24); Exhibit
                        (19)(10)(i)111)

    (i)       78--      Agreement dated as of July 1, 1992
                        between Registrant and Tennessee Gas
                        Pipeline Company for storage of natural
                        gas.  ((25); Exhibit (10)(i)114)

    (i)       79--      Agreement dated as of July 1, 1992
                        between Registrant and Tennessee Gas
                        Pipeline Company for firm transportation periods. ((25); Exhibit (10)(i)115)

    (i)       80--      Fuel Oil Supply Agreement, effective as
                        of September 1, 1992 between Global
                        Petroleum Corporation and Registrant,
                        Consolidated Edison Company of New York,
                        Inc. and Niagara Mohawk Power
                        Corporation for the Roseton Electric
                        Generating Plant.  [Certain portions of
                        said Agreement setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((19);
                        Exhibit (19)(10)(i)99)




                        E-23
    (i)       81--      Agreement, dated November 1, 1990,
                        between Tennessee Gas Pipeline and
                        Registrant for transportation of third-party gas for injection into and withdrawal from Penn York storage.
                        ((19); Exhibit (19)(10)(i)100)

    (i)       82--      Agreement, dated December 1, 1991,
                        between Registrant and Iroquois Gas
                        Transmission System for interruptible
                        gas transportation service. ((19);
                        Exhibit (19)(10)(i)101)

    (i)       83--      Letter Agreement, dated August 24, 1992,
                        between Registrant and Iroquois Gas
                        Transmission System amending that
                        certain Agreement, dated December 1,
                        1991 between said parties for
                        interruptible gas transportation
                        service.  ((19); Exhibit (19)(10)(i)102)

    (i)       84--      Tennessee Gas Pipeline Purchase and
                        Sales Agreement, dated November 1, 1992
                        between Registrant and Tenngasco
                        Corporation.  ((19); Exhibit
                        (19)(10)(i)103)

    (i)       85--      Agreement, dated as of July 16, 1993,
                        between Registrant, Consolidated Edison
                        Company of New York, Inc., Long Island
                        Lighting Company, New York State
                        Electric & Gas Corporation, Niagara
                        Mohawk Power Corporation, Orange and
                        Rockland Utilities, Inc., Rochester Gas
                        and Electric Corporation and the Power
                        Authority of the State of New York.
                        ((19); Exhibit (19)(10)(i)104)

    (i)       86--      Nine Mile Point Nuclear Station Unit 2
                        Operating Agreement, effective January
                        1, 1993, between and among Registrant,
                        Niagara Mohawk Power Corporation, Long

                        E-24
                  Island Lighting Company, New York State
                  Electric & Gas Corporation and Rochester
                  Gas and Electric Corporation.  ((19);
                  Exhibit (19)(10)(i)105)

    (i)       87--      Third Amendment, dated as of July 29,
                        1992, to the Reimbursement Agreement,
                        dated as of November 1, 1985, between
                        Registrant and the Bank named therein.
                        ((2); Exhibit (19)(10)(i)106)

    (i)       88--      Second Amendment, dated as of July 29,
                        1992, to the Reimbursement Agreement,
                        dated as of July 1, 1987, between
                        Registrant and the Bank named therein.
                        ((2); Exhibit (19)(10)(i)107)

    (i)       89--      Gas Transportation Agreement, dated as
                        of September 1, 1993, by and between
                        Tennessee Gas Pipeline Company and
                        Registrant. ((1); Exhibit
                        (19)(10)(i)108)

    (i)       90--      First Amendment, dated as of October 1,
                        1993, to Fuel Oil Supply Contract,
                        effective as of September 1, 1992,
                        between Global Petroleum Corporation and
                        Registrant, Consolidated Edison Company
                        of New York, Inc. and Niagara Mohawk
                        Power Corporation for the Roseton
                        Electric Generating Station. ((1);
                        Exhibit (19)(10)(i)109)

    (i)       91--      Second Amendment, dated as of November
                        1, 1993, to the Agreement for the Sale
                        and Purchase of Coal, dated as of
                  January 1, 1987, among Registrant,
                  Kentucky Carbon Corporation and The
                  Carbon Fuel Sales Company.  [Certain
                  portions of said amendment setting forth or relating to pricing provisions are



                        E-25
                  omitted and filed separately with the
                  Securities and Exchange Commission
                  pursuant to a request for confidential
                  treatment under the rules of said
                  Commission.] ((29); Exhibit (10)(i)92)

    (i)       92--      Agreement, dated as of May 20, 1993,
                        between Registrant and New York State
                        Electric & Gas Corporation. ((29);
                        Exhibit (10)(i)93)

    (i)       93--      Nine Mile Point Nuclear Station Unit 2
                        Operating Agreement, effective January
                        1, 1993, among Registrant, Niagara
                        Mohawk Power Corporation, Long Island
                        Lighting Company, New York State
                        Electric & Gas Corporation and Rochester
                        Gas and Electric Corporation. ((29);
                        Exhibit (10)(i)94)

    (i)       94--      Amendment No. 2 to Irrevocable Letter of
                        Credit No. S01880, dated August 12,
                        1993, relating to the Reimbursement
                        Agreement, dated as of July 1, 1987, as
                        amended, between Registrant and the Bank named therein. ((29); Exhibit (10)(i)95)

    (i)       95--      Amendment No. 2 to Irrevocable Letter of
                        Credit No. S01881, dated August 12,
                        1993, relating to the Reimbursement
                        Agreement, dated as of July 1, 1987, as
                        amended, between Registrant and the Bank named therein. ((29); Exhibit (10)(i)96)

    (i)       96--      Amendment No. 2 to Irrevocable Letter of
                        Credit No. A95056-S, dated August 17,
                        1993, relating to the Reimbursement
                        Agreement, dated as of November 1, 1985, as amended, between Registrant and the Bank named therein. ((29); Exhibit
                        (10)(i)97)


                        E-26
    (i)       97--      Amendment No. 2 to Irrevocable Letter of
                        Credit No. A95057-S, dated August 17,
                        1993, relating to the Reimbursement
                        Agreement, dated as of November 1, 1985, as amended, between Registrant and the Bank named therein. ((29); Exhibit
                        (10)(i)98)

    (i)       98--      Second Amendment, effective as of
                        September 1, 1994, to Fuel Oil Supply
                        Contract, effective as of September 1,
                        1992, between Global Petroleum
                        Corporation and Registrant, Consolidated
                        Edison Company of New York, Inc. and
                        Niagara Mohawk Power Corporation for the
                        Roseton Electric Generating Station.
                        ((31); Exhibit (10)(i)99)

    (i)      99-- Third Amendment, dated as of November 1,
                  1994, to the Agreement for the Sale and
                  Purchase of Coal, dated as of January 1, 1987, among Registrant, Kentucky Carbon
                  Corporation and The Carbon Fuel Sales
                  Company (Exhibit (10)(i)(40) to
                  Registrant's 10-K Report), as amended.
                  [Certain portions of said amendment
                  setting forth or relating to pricing
                  provisions are omitted and filed
                  separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((32);
                  Exhibit (10)(i)100)

    (i)     100-- Agreement of Assignment, Assumption,
                  Consent and Release, entered into as of
                  July 1, 1994 by and among Global
                  Petroleum Corporation, Montello Oil
                  Corporation, and Registrant for itself
                  and as Agent for Consolidated Edison
                  Company of New York, Inc., and Niagara



                        E-27
                  Mohawk Power Corporation for the Roseton
                  Electric Generating Station, relating to a Fuel Supply Contract, effective
                  September 1, 1992 (Exhibit (10)(i)81),
                  as amended. ((32); Exhibit (10)(i)101)

    (i)     101-- Amendment No. 4, dated November 28,
                  1994, to Agreement, dated as of November
                  20, 1987, between Registrant and
                  Consolidated Rail Corporation to
                  transport coal to Danskammer Generating
                  Station, as amended.  [Certain portions
                  of the amendment setting forth or
                  relating to pricing provisions are
                  omitted and filed separately with the
                  Securities and Exchange Commission
                  pursuant to a request for confidential
                  treatment under the rules of said
                  Commission.] ((33); Exhibit (10)(i)102)

    (i)     102-- Amendment No. 5, dated February 28,
                  1995, to Agreement, dated as of November
                  20, 1987, between Registrant and
                  Consolidated Rail Corporation to
                  transport coal to Danskammer Generating
                  Station, as amended.  [Certain portions
                  of the amendment setting forth or
                  relating to pricing provisions are
                  omitted and filed separately with the
                  Securities and Exchange Commission
                  pursuant to a request for confidential
                  treatment under the rules of said
                  Commission.] ((34); Exhibit (10)(i)103)

    (i)     103-- Fuel Oil Supply Contract, effective as
                  of September 1, 1995, between Montello
                  Oil Corporation and Central Hudson Gas &
                  Electric Corporation, Consolidated
                  Edison Company of New York, Inc. and
                  Niagara Mohawk Power Corporation for the
                  Roseton Electric Generating Plant.
                  [Certain portions of the amendment


                        E-28
                  setting forth or relating to pricing
                  provisions are omitted and filed
                  separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((36);
                  Exhibit (10)(i)104)

    (i)     104-- Fourth Amendment, dated as of November
                  1, 1995, to the Agreement for the Sale
                  and Purchase of Coal, dated as of
                  January 1, 1987, among Registrant,
                  Kentucky Carbon Corporation and The
                  Carbon Fuel Sales Company (Exhibit
                  (10)(i)40 to Registrant's 10-K Report.
                  [Certain portions of the amendment
                  setting forth or relating to pricing
                  provisions are omitted and filed
                  separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((36);
                  Exhibit (10)(i)105)

    (i)     105-- Fuel Oil Supply Contract, effective as
                  of September 1, 1996, between Bayway
                  Refining Company and Central Hudson Gas
                  & Electric Corporation, Consolidated
                  Edison Company of New York, Inc. and
                  Niagara Mohawk Power Corporation for the
                  Roseton Electric Generating Plant.
                  [Certain portions of the contract
                  setting forth or relating to pricing
                  provisions are omitted and filed
                  separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((40);
                  Exhibit (10)(i)106)

    (i)     106-- Agreement for the Sale and Purchase of
                  Coal, dated as of December 1, 1996,
                  among Registrant, Inter-American Coal

                        E-29

                  N.V. and Inter-American Coal, Inc.
                  [Certain portions of the agreement
                  setting forth or relating to pricing
                  provisions are omitted and filed
                  separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((41);
                  Exhibit (10)(i)107)

    (i)     107-- Agreement for the Sale and Purchase of
                  Coal, dated as of January 1, 1997, among Registrant, HPM Corporation and
                  Integrity Coal Sales, Inc.  [Certain
                  portions of the amendment setting forth
                  or relating to pricing provisions are
                  omitted and filed separately with the
                  Securities and Exchange Commission
                  pursuant to a request for confidential
                  treatment under the rules of said
                  Commission.] ((41); Exhibit (10)(i)108)

    (i)     108-- Transportation Contract by and between
                  Registrant and Consolidated Rail
                  Corporation, dated as of November 26,
                  1996.  [Certain portions of the
                  agreement setting forth or relating to
                  pricing provisions are omitted and filed separately with the Securities and
                  Exchange Commission pursuant to a
                  request for confidential treatment under the rules of said Commission.] ((41);
                  Exhibit (10)(i)109)

    (i)     109-- Credit Agreement, dated as of October
                  23, 1996, among Registrant and The Banks listed herein and Morgan Guaranty Trust
                  Company of New York, as Agent. ((41);
                  Exhibit (10)(i)110)

    (i)     110-- Settlement Agreement, dated March 20,
                  1997, among the Registrant, the


                        E-30


                  staff of the Public Service Commission
                  of the State of New York and the New
                  York State Department of Economic
                  Development. ((42); Exhibit (10)(i)111)

    (i)     111-- Amended and Restated Settlement
                  Agreement, dated January 2, 1998, among
                  the Registrant, the staff of the Public
                  Service Commission of the State of New
                  York and the New York State Department
                  of Economic Development. ((44); Exhibit
                  (10)(i)112)

    (i)     112-- Amendment, dated as of March 20, 1994,
                  to the Agreement, dated as of September
                  9, 1987, between Registrant and Niagara
                  Mohawk Power Corporation relating to the purchase of interests in the Roseton
                  Steam Electric Generating Plant (Exhibit
                  (19)(10)(i)76) [Certain portions of said
                  Amendment set forth and relate to
                  confidential terms of said Amendment and will be filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said
                  Commission.]

    (i)     113-- Amendment, dated as of November 1, 1997,
                  to the Agreement for the Sale and
                  Purchase of Coal, dated December 1,
                  1996, among Registrant, Inter-American
                  Coal N.V. and Inter-American Coal, Inc.
                  [Certain portions of said Amendment set
                  forth and relate to pricing provisions
                  and will be filed separately with the
                  Securities and Exchange Commission
                  pursuant to a request for confidential
                  treatment under the rules of said
                  Commission.]

                        E-31
    (iii)     1-- Directors' Deferred Compensation Plan,
                  effective October 1, 1980.  ((18);
                  Exhibit (10)(iii)1)

    (iii)     2-- Trust Agreement between Registrant and
                  Dutchess Bank & Trust Company, as
                  trustee, dated as of January 1, 1984,
                  pursuant to Registrant's Savings
                  Incentive Plan.  ((2); Exhibit
                  (10)(iii)2)

    (iii)     3-- First Amendment, dated December 31,
                  1990, to Trust Agreement between
                  Registrant and The Bank of New York, as
                  successor trustee, dated as of January
                  1, 1984, pursuant to Registrant's
                  Savings Incentive Plan.  ((23); Exhibit
                  (19)(10)(i)99)

    (iii)     4-- Savings Incentive Plan of Registrant, as
                  restated as of January 1, 1987, together with Amendments thereto dated September
                  23, 1988 and March 17, 1989,
                  respectively.  ((18); Exhibit
                  (19)(10)(iii)3)

    (iii)     5-- Amendment, dated December 31, 1990, to
                  Savings Incentive Plan of Registrant, as amended. ((23); Exhibit (19)(10)(i)98)

    (iii)     6-- Amendment, dated January 14, 1991, to
                  Savings Incentive Plan of Registrant, as amended. ((26); Exhibit (19)(10)(iii)4)

    (iii)     7-- Amendment, dated October 25, 1991, to
                  Savings Incentive Plan of Registrant, as amended. ((26); Exhibit (19)(10)(iii)5)

    (iii)     8-- Executive Deferred Compensation Plan of
                  Registrant, effective March 1, 1992.
                  ((24); Exhibit (19)(10)(iii)8)


                        E-32
    (iii)     9-- Amendment, dated December 11, 1992, to
                  Savings Incentive Plan of Registrant, as amended. ((2); Exhibit (19)(10)(iii)9)

    (iii)     10--      Retirement Benefit Restoration Plan of
                        Registrant, effective May 1, 1993.
                        ((27); Exhibit (10)(iii)10)

    (iii)     11--      Amendment, dated July 23, 1993, to
                        Retirement Benefit Restoration Plan of
                        Registrant. ((27); Exhibit (10)(iii)11)

    (iii)     12--      Amendment, dated July 23, 1993, to the
                        Savings Incentive Plan of Registrant.
                        ((27); Exhibit (10)(iii)12)

    (iii)     13--      Amendment, dated September 24, 1993, to
                        the Savings Incentive Plan of
                        Registrant, as amended. ((29); Exhibit
                        (10)(iii)13)

    (iii)     14--      Amendment, dated December 17, 1993, to
                        the Savings Incentive Plan of
                        Registrant, as amended. ((29); Exhibit
                        (10)(iii)14)

    (iii)     15--      First Amendment, dated December 17,
                        1993, to the Registrant's Executive
                        Deferred Compensation Plan. ((29);
                        Exhibit (10)(iii)15)

    (iii)     16--      Amendment, dated March 3, 1994, to the
                        Savings Incentive Plan of Registrant, as amended. ((29); Exhibit (10)(iii)16)

    (iii)     17--      Executive Incentive Compensation Plan of
                        Registrant, effective January 1, 1993.
                        ((29); Exhibit (10)(iii)17)

    (iii)     18--      Agreement, made March 14, 1994, by and
                        between Registrant and Mellon Bank,
                        N.A., amending and restating, effective

                        E-33
                  April 1, 1994, Registrant's Savings
                  Incentive Plan and related Trust
                  Agreement with The Bank of New York.
                  ((31); Exhibit (10)(iii)18)

    (iii)     19--      Amendment 1, dated July 22, 1994
                        (effective April 1, 1994) to the Amended and Restated Savings Incentive Plan of
                        Registrant.  ((33); Exhibit (10)(iii)19)

    (iii)     20--      Amendment 2, dated December 16, 1994
                        (effective January 1, 1995) to the
                        Amended and Restated Savings Incentive
                        Plan of Registrant, as amended.  ((33);
                        Exhibit (10)(iii)20)

    (iii)     21--      Amendment, dated April 4, 1995, to the
                        Executive Incentive Compensation Plan of
                        Registrant.  ((41); Exhibit (10)(iii)21)

    (iii)     22--      Stock Plan for Outside Directors of
                        Registrant, dated November 17, 1995.
                        ((41); Exhibit (10)(iii)22)

    (iii)     23--      Management Incentive Program of
                        Registrant, effective April 1, 1994.
                        ((41); Exhibit (10)(iii)23)

    (iii)     24--      Amendment, dated July 25, 1997, to the
                        Management Incentive Program of
                        Registrant, effective August 1, 1997.

(12) -- Statement showing the computation of the ratio of earnings to fixed charges.

(21) --  Subsidiaries of the Registrant:


              State or other   Name under which
              Jurisdiction of  Subsidiary conducts
Name of Subsidiary      Incorporation       Business
__________________ ______________      ______________________

Phoenix Development     New York       Phoenix Development
Company, Inc.                          Company, Inc.

Greene Point            New York       Greene Point
Development Corporation                Development Corporation

CH Resources, Inc.             New York     CH Resources, Inc.

Central Hudson          New York       Central Hudson
Enterprises                            Enterprises Corporation
Corporation

(23) --  Consent of Experts:

    The consents of Price Waterhouse LLP appear on page 58 of this Annual Report on Form 10-K.

(24) --  Powers of Attorney:

    Powers of Attorney for each of the directors comprising a majority of the Board of Directors of Registrant authorizing execution and filing of this Annual Report on Form 10-K by John E. Mack, III.

(27) --  Financial Data Schedule

(99) --  Additional Exhibits:

    (i) 1 --  Offer to Induce Settlement, dated July 15,
              1986, among Niagara Mohawk Power Corporation,
              Long Island Lighting Company, New York State
              Electric & Gas Corporation, Rochester Gas and
              Electric Corporation and Registrant.  ((2);
              Exhibit (28)(i)1)

    (i) 2 --  Response by the Co-tenants to the Public
              Service Commission's Inquiry As to
              Modification of the Specification of Terms and Conditions of Offer of Settlement to Substitute an Allowed Cost of $4.16 Billion, dated July 15, 1986. ((2); Exhibit (28)(i)2)

    (i) 3 -- Stipulation and Order on Consent signed on behalf of the Department of Environmental
              Protection of the City of New York,
              Environmental Defense Fund, Inc., Department of Environmental Conservation of the State of New York, Central Hudson Gas & Electric
              Corporation and Consolidated Edison Company of New York, Inc. ((28); Exhibit 28.1)

    (i) 4 --  Settlement Agreement on Issues Related to
              Nine Mile Two Nuclear Plant, dated June 6,
              1990, among the Staff of the Department of Public Service, the Consumer Protection
              Board, the Attorney General of the State of New York, Assemblyman Maurice Hinchey,
              Multiple Intervenors, Registrant, Long Island
              Lighting Company, New York State Electric &
              Gas Corporation, Niagara Mohawk Power
              Corporation and Rochester Gas and Electric
              Corporation.  ((23); Exhibit (19)(28)(i)4)

    (i) 5 --  Order on Consent signed on behalf of the New
              York State Department of Environmental
              Conservation and Registrant relating to
              Registrant's former manufactured gas site located in Newburgh, New York. ((36);
              Exhibit (99)(i)5)

    (i) 6 --  Press release of Registrant, issued on March
              20, 1997, relating to the PSC settlement negotiations in the Competitive Opportunities
              Proceeding as reported under the caption
              "Generally" in Item 1 of Part I of
              Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996.
              ((42); Exhibit 99(i)6)

    (i) 7 --  Press release of Registrant issued on October
              31, 1997, relating to the litigation
              commenced by the City of Newburgh, New York, on May 26, 1995, against Registrant, as reported under the caption "Environmental
              Claims - Newburgh Manufactured Gas Site" in
              Item 3 of Part I of Registrant's Annual
              Report, on Form 10-K, for the fiscal year ended December 31, 1996. ((43); Exhibit
              99(i)7)

    (i) 8 --  Press release of Registrant issued on January
              2, 1998, relating to the PSC settlement
              negotiations in the Competitive Opportunities
              Proceeding as reported under the caption
              "Generally" in Item 1 of Part I of
              Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996.
              ((44); Exhibit 99(i)8)

    (i) 9-- Summary of principal terms of the Amended and Restated Settlement Agreement, dated January
              2, 1998, among the Registrant, the staff of the Public Service Commission of the State of New York and the New York State Department of
              Economic Development.  ((44); Exhibit 99(i)9)

____________________

The following are notes to the Exhibits listed above:

    (1)       Incorporated herein by reference to
              Registrant's Quarterly report on Form 10-Q for fiscal quarter ended September 30, 1993
              (File No. 1-3268).

    (2)       Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1992 (File
              No. 1-3268).

    (3)       Incorporated herein by reference to
              Registrant's Registration Statement No. 2-65127.

    (4)       Incorporated herein by reference to
              Registrant's Registration Statement No. 2-67537.

    (5)       Incorporated herein by reference to
              Registrant's Registration Statement No. 2-69640

    (6) (a) Incorporated herein by reference to Prospectus Supplement Dated May 28, 1992 (To
              Prospectus Dated April 13, 1992) relating to
              $125,000,000 principal amount of First
              Mortgage Bonds, designated Secured Medium-Term Notes, Series A, and to the Prospectus
              Dated April 13, 1992 relating to $125,000,000 principal amount of Registrant's debt securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, in connection with Registration Statement No. 33-46624.

         (b)  Incorporated herein by reference to Pricing
              Supplement No. 1, Dated June 4, 1992 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

         (c)  Incorporated herein by reference to Pricing
              Supplement No. 2, Dated June 4, 1992 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

         (d)  Incorporated herein by reference to Pricing
              Supplement No. 3, Dated June 4, 1992 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

         (e)  Incorporated herein by reference to Pricing
              Supplement No. 4, Dated August 20, 1992 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

         (f)  Incorporated herein by reference to Pricing
              Supplement No. 5, Dated August 20, 1992 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

         (g)  Incorporated herein by reference to Pricing
              Supplement No. 6, Dated July 26, 1993 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

         (h)  Incorporated herein by reference to Pricing
              Supplement No. 7, Dated July 26, 1993 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

    (7)       Incorporated herein by reference to
              Registrant's Current Report on Form 8-K, dated May 27, 1992 (File No. 1-3268).

    (8) (a) Incorporated herein by reference to Prospectus Supplement Dated May 28, 1992 (To
              Prospectus Dated April 13, 1992) relating to
              $125,000,000 principal amount of Medium-Term
              Notes, Series A, and to the Prospectus Dated
              April 13, 1992, relating to $125,000,000
              principal amount of Registrant's debt
              securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, in connection with Registration Statement No. 33-46624.

         (b)  Incorporated herein by reference to Pricing
              Supplement No. 1, Dated June 26, 1992 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

         (c)  Incorporated herein by reference to Pricing
              Supplement No. 2, Dated October 6, 1993 (To
              Prospectus Dated April 13, 1992, as
              supplemented by a Prospectus Supplement Dated
              May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule
              424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No.
              33-46624.

    (9)       Incorporated herein by reference to
              Prospectus Supplement Dated May 15, 1995 (To
              Prospectus Dated April 4, 1995) relating to
              $80,000,000 principal amount of First
              Mortgage Bonds, designated Secured Medium-Term Notes, Series B, and the Prospectus
              Dated April 4, 1995, relating to (i)
              $80,000,000 of Registrant's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii)
              250,000 shares of Registrant's Cumulative
              Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing
              1/4 of a share of such Cumulative Preferred
              Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration
              Statement No. 33-56349.

    (10)      Incorporated herein by reference to
              Prospectus Supplement Dated May 15, 1995 (To
              Prospectus Dated April 4, 1995) relating to
              $80,000,000 principal amount of Medium-Term
              Notes, Series B, and the Prospectus Dated
              April 4, 1995, relating to (i) $80,000,000 of
              Registrant's Debt Securities and Common
              Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred
              Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No.
              33-56349.

    (11)      Incorporated herein by reference to
              Registrant's Registration Statement No. 2-66511.

    (12)      Incorporated herein by reference to
              Registrant's Registration Statement No. 2-36680.

    (13)      Incorporated herein by reference to
              Registrant's Registration Statement No. 2-50276.

    (14)      Incorporated herein by reference to
              Registrant's Registration Statement No. 2-54690.

    (15)      Incorporated herein by reference to
              Registrant's Registration Statement No. 2-58500.

    (16)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986 (File
              No. 1-3268).

    (17)      Incorporated herein by reference to
              Registrant's Registration Statement No. 2-60496.

    (18)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (File
              No. 1-3268).

    (19)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 (File
              No. 1-3268).

    (20)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987 (File
              No. 1-3268).

    (21)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1989
              (File No. 1-3268).

    (22)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1989 (File No. 1-3268).

    (23)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1990 (File
              No. 1-3268).

    (24)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991 (File
              No. 1-3268).

    (25)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1992 (File No. 1-3268).

    (26)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1991 (File No. 1-3268).

    (27)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1993
              (File No. 1-3268).

    (28)      Incorporated herein by reference to
              Registrant's Current Report on Form 8-K, dated May 15, 1987 (File No. 1-3268).

    (29)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File
              No. 1-3268).

    (30)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994
              (File No. 1-3268).

    (31)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994
              (File No. 1-3268).

    (32)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1994 (File No. 1-3268).

    (33)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File
              No. 1-3268).

    (34)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1995
              (File No. 1-3268).

    (35)      Incorporated herein by reference to
              Registrant's Current Report on Form 8-K, dated May 15, 1995 (File No. 1-3268).

    (36)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1995 (File No. 1-3268).

    (37)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File
              No. 1-3268).

    (38)      Incorporated herein by reference to
              Registrant's Current Report on Form 8-K, dated June 11, 1996 (File No. 1-3268).

    (39)      Incorporated herein by reference to
              Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 (File No. 1-3268).

    (40)      Incorporated herein by reference to
              Registrant's Current Report on Form 8-K, dated October 15, 1996 (File No. 1-3268).

    (41)      Incorporated herein by reference to
              Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File
              No. 1-3268).

    (42)      Incorporated herein by reference to
              Registrant's Current Report on Form 8-K, dated April 1, 1997 (File No. 1-3268).

    (43)      Incorporated herein by reference to
              Registrant's Current Report on Form 8-K, dated November 17, 1997 (File No. 1-3268).

    (44)      Incorporated herein by reference to
              Registrant's Current Report on Form 8-K, dated January 7, 1998 (File No. 1-3268).


  * Exhibits preceded by an asterisk have heretofore been classified as basic documents under previous Rule 24(b) of the SEC Rules of Practice.



                        E-46